




Second-Quarter 2021 Results

May 6, 2021





New Jersey Resources

Forward-Looking Statements and Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR, or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's net financial earnings (NFE) per share guidance for fiscal 2021, planned capital expenditures, projected cash flows, impacts of hedging strategies, energy efficiency program, customer growth rate and timetable and results of future base rate cases, schedule for completion of infrastructure projects, including but not limited to, NJNG's Southern Reliability Link, NJRISE, SAFE II and Infrastructure Investment Program (IIP), NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets as well as our related investments in infrastructure, renewables and emerging technologies such as renewable natural gas and hydrogen gas, NJR Clean Energy Ventures' future capital investment target, projected installed solar capacity, revenue growth, project returns, the eligibility of projects for investment tax credits (ITC) (including expected safe-harbored ITC rates), impacts of Asset Management Agreements, demand for residential and commercial solar energy, the impact of a change in accounting policy for ITCs, and our ability to construct, profitably operate and expand the Adelphia Gateway pipeline, including forecasts with respect to construction timing, the nature of future revenues and customer contracts.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, including, NFE/net financial loss, utility gross margin and financial margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE/net financial loss, utility gross margin and financial margin, as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2021 NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Form 10-K. And, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measure, NFE/net financial loss, to the most directly comparable GAAP financial measure, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

Agenda

1 **Second-Quarter FY 2021 Highlights**
Steve Westhoven | President & CEO

2 **Financial Highlights**
Pat Migliaccio | SVP and CFO

3 **Q&A Session**

Quarterly Review

Second-Quarter 2021 Summary

- NJR reported EPS of $1.56 and NFEPS of $1.77* for Fiscal 2Q21
- **Increased FY 2021 NFEPS guidance to $2.05 to $2.15** from guidance previously issued on March 15, 2021 of $1.85 to $1.95
  - Initial guidance increase included an estimate for Energy Services' (ES) potential bad debt exposure
  - Revised guidance reflects payment from nearly all ES counterparties
- **On March 30, NJNG filed a base rate case** to recover infrastructure investments, including the costs associated with the Southern Reliability Link
- **NJNG received approval for SAVEGREEN 2020,** it's new, $259 million energy efficiency program – investments are expected to begin in 2021
- **CEV added 2.7 MWs** of commercial solar capacity by placing one project into service; first out-of-state project placed into service
- **Leaf River performed well during the February weather event,** providing uninterrupted service to customers under challenging circumstances
- **Adelphia Gateway received the necessary Pennsylvania DEP permits** and is seeking Notice to Proceed from FERC for construction of laterals

New Jersey Resources

** A reconciliation from NFE to net income can be found in the Appendix.*

Updated Fiscal 2021 NFEPS Guidance

Increased FY 2021 NFEPS Guidance to $2.05 - $2.15



Net Financial Earnings per Share
$2.05 - $2.15
May 6 guidance increase
$0.20
March 15 guidance increase
$0.30
$0.50 of ES over-performance
$1.76*
$1.55 - $1.65
FY 2020A
FY 2021E

** Reported NFEPS for fiscal 2020 was $2.07. On October 1, 2020, NJR switched to the deferral method of accounting for ITCs going forward and as such have recast prior periods to reflect the change. The recast fiscal 2020 NFEPS is $1.76.*

Rate Case Filing

Requested an increase to base rates of $165.7 million

- Equivalent to an increase of $117.9 million in operating income

Proposed rate base of $2.3 billion[1]

Nearly $850 million of invested capital since 2019

- Includes $308 million related to SRL

Overall Cost of Capital and Rate of Return

($ millions)	Amount	Percent	Embedded Cost	Weighted Cost
Long-Term Debt	$1,107.9	43.11%	3.60%	1.55%
Common Equity	$1,462.2	56.89%	10.50%	5.97%
Total	$2,570.1	100.00%		7.53%

[1] *Excludes $308 million investment in SRL, which will be filed as a post-test year adjustment.*

New Jersey Resources

New Jersey Natural Gas

Fiscal YTD Capital Expenditures*

~26% of capital expenditures earning a near real-time return



$9
$47
$17
$24
~$198M
$36
$1
$63
New Customer
SAFE/NJ RISE
SAVEGREEN
Maintenance
Cost of Removal/Other
SRL
IIP

New Customer Additions



4,339
3,694
Fiscal YTD 2020
Fiscal YTD 2021

Southern Reliability Link	• Construction continues with over 97% of project complete • Expected to be placed into service in fiscal 2021 • Rate case filed on March 30, 2021, to recover infrastructure investments, including costs associated with the SRL project
Other Regulatory Updates	• Received approval for SAVEGREEN 2020, a three-year, $259 million energy efficiency program (March 4, 2021) • Received approval for five-year, $150 million Infrastructure Investment Program (October 28, 2020)

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.*

New Jersey Resources

Clean Energy Ventures

2.7 MW	• Incremental capacity from placing one commercial project into service in fiscal 2Q21
$255 MM	• Value of projects placed in-service, under contract or under exclusivity for fiscal years 2021 and 2022

NJR's Solar Capacity



Installed Capacity (MW)
600
500
400
300
200
100
0
364
395 - 415
520 - 540
FYTD 2021
FY 2021E
FY 2022E

FY 2021 Capital Expenditures*



Q3 – Q4 Capex
FYTD Commercial Capex
FYTD Residential Capex
$58 - $80
FY 2021E:
$96 - $118
million
$5
$33

FY 2021E CEV Revenue ($ millions)



$12.8
41%
31%
12%
16%
FYTD 2021
$105 - $110
8% - 13%
10% - 15%
2% - 6%
73% - 78%
Fiscal 2021E
SREC
TREC
Electric Sales
The Sunlight Advantage

Total change in PP&E (cash spent and capex accrued).


Coastal Climate Initiative
Our Shore, Our Future

Putting Sustainability into Action – Q2 Highlights

- *Released NJR's 2020 Corporate Sustainability Report on January 20, 2021*
- *Furthering commitment to ESG transparency, 2020 report includes Sustainability Accounting Standards Board (SASB) and American Gas Association (AGA) frameworks*
- *Launched NJR's Coastal Climate Initiative with The Nature Conservancy in New Jersey, supporting carbon sink land restoration along New Jersey's coastline*



Financial Review

Pat Migliaccio
SVP & Chief Financial Officer

Review of Fiscal 2Q21 NFE Changes



Millions
$84.3
$5.8
$0.0
$0.4
$94.0
$2.3
$170.6
Fiscal 2Q20 1
NJNG
CEV
S&T
ES
HS & Other
Fiscal 2Q21

Fiscal 2Q20 – Consolidated NFE (millions)	$84.3[1]
NJNG	**($5.8)**
Utility Gross Margin*	$5.7
O&M and Other	($11.5)
Clean Energy Ventures	**$0.0**
Revenue	$0.4
O&M and Other	($0.4)
Storage & Transportation	**$0.4**
Operating Income from Leaf River and Adelphia	$1.8
Other	($1.4)
Energy Services	**$94.0**
Financial Margin*	$148.2
Interest Expense, Income Taxes and Other	($54.1)
Home Services and Other	**($2.3)**
Interest Expense and Other	($2.3)
Fiscal 2Q21 – Consolidated NFE (millions)	**$170.6**

** Utility gross margin and financial margin are discussed more fully in Item 7 of our Form 10-K.*

1. On October 1, 2020, NJR switched to the deferral method of accounting for ITCs going forward and as such have recast prior periods to reflect the change. The recast fiscal 2Q20 NFE is $84.3 million.

NJRES – Takeaways from February Weather Event

- Significant upside from opportunistic storage sales
- In February, the affected regions experienced unprecedented "peak day pricing" for natural gas
- NJRES capitalized by making "asset specific" sales – counterparties agreed to buy our storage gas at hubs with relatively high trading liquidity



Temperature (F) Departure from Normal
2021-02-07 to 2021-02-21
MID CON STORAGE ASSETS
Michcon
Union Gas
Wash10
GULF/ SOUTHERN STORAGE ASSETS
Bear Creek
Caledonia
Golden Triangle
Katy
Leaf River
Mississippi Hub
Worsham - Steed
Mid-Continent Market
Gulf Market
10
9
8
7
6
5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
CommodityWx.com
GrADS: IGES/COLA
2021-04-13-12:47

New Jersey Resources

NJR Capital Plan*

(Millions)

		FYTD 2021A	FY2021E	FY2022E	Near Real Time Return?
New Jersey Natural Gas	New Customer	$24	$52 - $54	$56 - $59	Yes
	Maintenance & Integrity	$47	$92 - $95	$142 - $150	
	SAFE II/ NJ RISE	$17	$28 - $32	-	Yes
	IIP	$1	$6 - $7	$10 - $11	Yes
	SRL	$63	$100 - $110	-	
	IT	$1	$15 - $18	$58 - $62	
	RNG & P2G	-	$5 - $7	$28 - $31	
	Cost of Removal/ Other	$36	$126 - $131	$61 - $65	
	SAVEGREEN	$9	$37 - $38	$44 - $46	Yes
		$198	**$461 - $492**	**$399 - $424**	
Clean Energy Ventures	Sunlight Advantage	$5	$16 - $18	$24 - $26	
	Commercial Solar	$33	$80 - $100	$215 - $235	
		$38	**$96 - $118**	**$239 - $261**	
Storage and Transportation	Adelphia Gateway	$27	$110 - $130	$25 - $35	
	Leaf River	$3	$22 - $23	$10 - $11	
		$30	**$132 - $153**	**$35 - $46**	
Grand Total		**$266**	**$689 - $763**	**$673 - $731**	

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.*

New Jersey Resources

CEV Commercial Project Pipeline

- Represents over 80% of targeted CAPEX for fiscal 2021 and 2022
- ~1/3 of pipeline capacity is expected to be out-of-state
- For NJ projects, average factor is ~0.9 TREC/kwh[3]



$9
$27
$116
$103
FY21 & 22
Pipeline:
$255
In-Service
Under Construction
Under Contract¹
Under Exclusivity²

($ millions)

[1] *Signed Asset Purchase Agreement or Master Interest Purchase Agreement.*

[2] *Signed Letter of Intent granting Clean Energy Ventures exclusivity to finalize due diligence and formal agreements.*

[3] *For more information on TREC factors, please see our factsheet titled "TREC Fact Sheet" on the NJR Investor Relations website.*

NJR Projected Cash Flows

(Millions)

		FY2020A	FY2021E	FY2022E	FY2023E & FY2024E
Cash Flow from Operations		**$213**	**$320 - $340**	**$385 - $410**	**$915 - $965**
Uses of Funds	Capital Expenditures*	$470	$625 - $698	$616 - $671	$1,055 - $1,166
	Acquisition - S&T Assets	$534			
	Dividends	$118	$127 - $132	$135 - $140	$308 - $319
	Total Uses of Funds	**$1,122**	**$752 - $830**	**$751 - $811**	**$1,363 - $1,485**
Financing Activities	Common Stock Proceeds - Issuance	$231			
	Common Stock Proceeds - DRIP		$16 - $18	$17 - $19	$38 - $42
	Debt Proceeds/Other	$678	$416 - $472	$349 - $382	$410 - $478
	Total Financing Activities	**$909**	**$432 - $490**	**$366 - $401**	**$448 - $520**

** Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).*

New Jersey Resources

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

As of April 21, 2021



EY 2022
389
14
EY 2023
389
12
EY 2024
369
30
EY 2025
143
254
EY 2026
40
354

Energy Year	Percent Hedged	Average Price	Current Price (EY)
EY 2022	97%	$200	$233
EY 2023	97%	$202	$218
EY 2024	93%	$196	$203
EY 2025	36%	$183	$185
EY 2026	10%	$165	$168

Note: Energy Years run from June 1st of the prior year to May 30th of the respective year; for example, Energy Year 2022 begins on June 1, 2021 and ends on May 30, 2022.

New Jersey Resources

Key Takeaways

Second Quarter 2021

- Increased NFEPS guidance for FY 2021 to $2.05 - $2.15 due to the outperformance of Energy Services
- Strong performance of NJRES provides flexibility to reinvest in overall business and support shareholder distributions
- Filed rate case to recover capital investments not currently in rates including SRL
- Received approval for SAVEGREEN 2020
- Robust pipeline of CEV projects for fiscal 2021 and 2022
- Adelphia Gateway received necessary PADEP permits and continues to move forward



Q&A



Appendix

Second Quarter NFE by Business Unit

(Thousands)

	Three Months Ended March 31			Six Months Ended March 31		
	2021	2020	Change	2021	2020	Change
New Jersey Natural Gas	$80,541	$86,336	($5,795)	$130,008	$130,192	(184)
Clean Energy Ventures	(8,872)	(8,829)	(43)	(19,146)	(17,008)	(2,138)
Storage and Transportation	4,711	4,258	453	8,219	7,262	957
Energy Services	96,528	2,487	94,041	98,028	(2,635)	100,663
Home Services & Other	(2,304)	39	(2,343)	(1,848)	1,411	(3,259)
Total	**$170,604**	**$84,291**	**$86,313**	**$215,261**	**$119,222**	**$96,039**
NFEPS	**$1.77**	**$0.88**	**$0.89**	**$2.23**	**$1.27**	**$0.96**

Reconciliation of NFE and NFEPS to Net Income for Fiscal 2Q21

- NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

Net Financial Earnings, Fiscal 2Q21

(Millions)

Net Income	**$149.8**
Add Back	
Unrealized gain on derivative instruments and related transactions	29.3
Tax effect	(7.0)
Effects of economic hedging related to natural gas inventory	(7.2)
Tax effect	1.7
Net income to NFE tax adjustment	4.0
Net Financial Earnings	**$170.6**
Weighted Average Shares Outstanding	
Basic	96.2
Diluted	96.6
Basic Earnings Per Share	$1.56
Add Back	
Unrealized gain on derivative instruments and related transactions	0.30
Tax effect	(0.08)
Effects of economic hedging related to natural gas inventory	(0.07)
Tax effect	0.02
Net income to NFE tax adjustment	0.04
Basic Net Financial Earnings Per Share	**$1.77**

Projected ITC Earnings Impact

For solar projects placed in-service before September 30, 2020

The earnings impact of the investment tax credits (ITCs) generated by projects placed-in-service is reflected as follows*:

- For projects that were financed using sale leasebacks: For 5 years, on the date that is one day after the anniversary of the project's in service date, 1/5 of the value of the ITC is recorded as Other Income (with a corresponding reduction in the principal of the sale leaseback debt).
- For projects that were not financed using sale leasebacks (regular deferral method accounting): Every month, the depreciation expense related to each project will be lower; equivalent to the value of the ITC generated prorated over the useful life of the asset.

ITC Earnings Impact for Projects Placed in Service through the end of FY2020
$ millions

	Q1 2021A	Q2 2021E	Q3 2021E	Q4 2021E	FY 2021E	FY 2022E	FY 2023E	FY 2024E
Sale-leaseback financing (Other Income)	-	-	-	$6.5	$6.5	$7.2	$5.2	$3.4
No sale leaseback financing (reduced depreciation expense)	$2.5	$2.5	$2.5	$2.5	$9.9	$9.9	$9.9	$9.9

** Please refer to the Investor Fact Sheet titled, Understanding NJR's Change in Accounting Method for Solar Transactions and Tax Equity Financing, furnished on Form 8-K on November 30, 2020, for a more in-depth discussion.*

NJR CEV – SREC Hedging by Fiscal Year

As of April 21, 2021



FY 2022
396
6
FY 2023
386
13
FY 2024
314
84
FY 2025
93
303
FY 2026
40
216

Percent Hedged	Average Price	Current Price (FY)
99%	$202	$228

Percent Hedged	Average Price	Current Price (FY)
97%	$201	$213

Percent Hedged	Average Price	Current Price (FY)
79%	$193	$197

Percent Hedged	Average Price	Current Price (FY)
23%	$183	$179

Percent Hedged	Average Price	Current Price (EY)
16%	$165	$168

New Jersey Resources

An Industry Leader

Named an Environmental Champion

- Sixth time NJNG has been recognized for our dedication to the environment since 2014

Named Easiest to do Business With

- Third consecutive year customers have recognized our commitment to delivering exceptional service

According to the Cogent Syndicated 2021 Utility Trusted Brand & Customer Engagement™: Residential study by Escalent



escalent | 2021 Environmental Champion CUSTOMER CERTIFIED